UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 17, 2026
___________

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

___________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2225 Lawson Lane
Santa Clara, California 95054
(Address of Principal Executive Offices and Zip Code)
(408) 501-8550
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	NOW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 17, 2026, ServiceNow, Inc. ("ServiceNow" or the “Company”) entered into a Term Loan Credit Agreement (the “Credit Agreement”), among the Company, the lenders party thereto (collectively, the “Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent (“Agent”), providing for a $4 billion unsecured term loan (the "Term Loan") that matures on October 16, 2026. The Company used the proceeds from the Term Loan to finance a portion of the cash consideration used to acquire Armis Security Ltd.

Borrowings under the Term Loan will accrue interest at rates equal, at the Company’s election, to either (x) the alternate base rate or (y) the term Secured Overnight Finance Rate plus an applicable margin based on the Company's credit ratings in effect from time to time. The Company also paid to the lenders certain customary fees. The Credit Agreement contains customary representations and warranties as well as customary affirmative and negative covenants and events of default. The Company may, subject to certain customary conditions, extend the maturity date of the Term Loan by up to six months. Each Lender will have discretion to determine whether it will participate in an extension of the Term Loan maturity date.

The Agent, the Lenders, and their respective affiliates may have various relationships with the Company and its affiliates in the ordinary course of business involving the provision of financial services, including cash management, commercial banking, investment banking or other services.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the complete terms and conditions of the Credit Agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On April 22, 2026, ServiceNow issued a press release announcing financial results for the three months ended March 31, 2026.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information above, including Exhibit 99.1, is furnished pursuant to Item 2.02 of Form 8-K and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing of ServiceNow under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	10.1	Term Loan Credit Agreement, dated as of April 17, 2026, among the Company, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.
	99.1	Press release dated April 22, 2026, announcing ServiceNow, Inc.'s financial results for the three months ended March 31, 2026.
	104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Hossein Nowbar
Hossein Nowbar President and Chief Legal Officer

Date: April 22, 2026